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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported):            February 24, 2006


                         MERITAGE HOSPITALITY GROUP INC.
               (Exact Name of Registrant as Specified in Charter)


                                    MICHIGAN
                          (State or Other Jurisdiction
                                of Incorporation)


      001-12319                                                  38-2730460
(Commission File Number)                                       (IRS Employer
                                                          Identification Number)


                    1971 EAST BELTLINE AVE., N.E., SUITE 200
                          GRAND RAPIDS, MICHIGAN 49525
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (616) 776-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

         Attached as Exhibit 99, and incorporated herein by reference, is the letter that was sent to all record shareholders along with the $0.06 per common share cash dividend paid on February 24, 2006.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                    Description of Document
-----------   ----------------------------------------------------------

    99        The letter described in Item 8.01 above.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERITAGE HOSPITALITY GROUP INC.



Dated:  February 28, 2006                   By:  /s/ Robert E. Schermer, Jr.
                                                -------------------------------
                                                 Robert E. Schermer, Jr.
                                                 Chief Executive Officer




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